                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     October 1, 2003




                         American Realty Investors, Inc.
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             (Exact name of registrant as specified in its charter)



          Nevada                          1-15663                75-2847135
(State or other jurisdiction            (Commission            (IRS Employer
     of Incorporation)                  File Number)         Identification No.)



              1800 Valley View Lane, Suite 300, Dallas, Texas 75234
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code   469-522-4200





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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Effective June 30, 2003, that certain Advisory Agreement dated as of August 3, 2000, between American Realty Investors, Inc. ("ARI") and Basic Capital Management, Inc. ("BCM") was terminated by mutual agreement. BCM had served as ARI's advisor since August 3, 2000. BCM is a Nevada corporation in which Messrs. Mark W. Branigan (Executive Vice President - Residential), Louis
J. Corna (Executive Vice President - Tax) and Ronald E. Kimbrough (acting Principal Executive Officer, Executive Vice President and Chief Financial Officer) are executive officers.

         On July 1, 2003, ARI entered into an Advisory Agreement with Prime Asset Management, Inc., a Nevada corporation ("Prime") containing the same terms as the prior Advisory Agreement with BCM. Subsequent to that date, the Advisory Agreement with Prime was assigned by Prime to Prime Income Asset Management LLC ("PIAMLLC"), a Nevada limited liability company, the sole member of which is Prime. Prime also assigned to PIAMLLC all rights to advisory fees effective from and after July 1, 2003. The Advisory Agreement was restated effective October 1, 2003 (the "Advisory Agreement") between ARI and PIAMLLC and contains the same terms as the prior Advisory Agreement with BCM. A copy of the Advisory Agreement dated October 1, 2003 between ARI and PIAMLLC is attached hereto as an exhibit. There has been no change in the officers or directors of ARI who continue in the same capacities under the Advisory Agreement.

         The managers and officers of PIAMLLC and the directors and principal officers of Prime are the same as the directors and officers of BCM. The Common Stock of Prime is owned 79% by Realty Advisors, Inc., a Nevada corporation ("RAI"), which in turn is owned by a trust established for the benefit of the children of Gene E. Phillips. The balance of 21% of the Common Stock of Prime is owned by Syntek West, Inc., a Nevada corporation ("SWI"), all of the issued and outstanding common stock of which is owned by Gene E. Phillips.

         The directors and principal officers of Prime are:

               Name                       Position with Prime           Position with PIAMLLC
------------------------------------ ------------------------------ -------------------------------
Mickey N. Phillips                   Director                       Manager

Ryan T. Phillips                     Director                       Manager

Mark W. Branigan                     Executive Vice President -     Executive Vice President -
                                     Residential                    Residential

Louis J. Corna                       Executive Vice President -     Executive Vice President - Tax
                                     Tax


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

               Name                       Position with Prime           Position with PIAMLLC
------------------------------------ ------------------------------ -------------------------------
Ronald E. Kimbrough                  Acting Principal Executive     Acting Principal Executive
                                     Officer, Executive Vice        Officer, Executive Vice
                                     President and Chief            President and Chief Financial
                                     Financial Officer              Officer

Robert A. Waldman                    Senior Vice President,         Senior Vice President,
                                     Secretary and General Counsel  Secretary and General Counsel

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. The following documents are filed as exhibits to this report:

                Exhibit
               Designation                             Description of Exhibit
          ---------------------- -------------------------------------------------------------------------
                  10.0           Advisory Agreement dated October 1, 2003 between American Realty
                                 Investors, Inc. and Prime Income Asset Management LLC.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Date: October 14, 2003.             AMERICAN REALTY INVESTORS, INC.



                                    By:    /s/ Robert A. Waldman
                                         ---------------------------------------
                                           Robert A. Waldman, Senior Vice
                                           President, General Counsel and
                                           Secretary


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